CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

ORDER FOR SUPPLIES OR SERVICES										PAGE	1	OF	34

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.				2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD) 2014 JUL 17	4. REQ./PURCH. REQUEST NO.			5. PRIORITY
N00421-14-D-0025				0001		1300423431-0001
6. ISSUED BY			CODE	N00421	7. ADMINISTERED BY	(if other than 6)	CODE	S3605A
NAVAL AIR WARFARE CENTER AD-PAX CODE 2.5.1.13 21983 BUNDY RD BLDG 441 PATUXENT RIVER MD 20670					DCMA DAYTON AREA C, BUILDING 30 1725 VAN PATTON DRIVE WRIGHT-PATTERSON AFB OH 45433-5302				8. DELIVERY FOB
									☐	DESTINATION
									☒	OTHER
(See Schedule if other)
9. CONTRACTOR			CODE	0CCL9	FACILITY		10. DELIVER TO FOB BY (Date) (YYYYMMMDD) SEE SCHEDULE		11. MARK IF BUSINESS IS
NAME AND ADDRESS		ERAPSCO DAVID JOST 4868 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869							☐	SMALL
							12. DISCOUNT TERMS		☐	SMALL
DISADVANTAGED
									☐	WOMEN-OWNED
13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15
14. SHIP TO			CODE	N00421	15. PAYMENT WILL BE MADE BY		CODE	HQ0337	MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522					DFAS COLUMBUS CENTER DFAS-CO/NORTH ENTITLEMENT OPERATIONS PO BOX 182266 COLUMBUS OH 43218-2266
16. TYPE OF ORDER	DELIVERY/ CALL	X	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
	PURCHASE		Reference your quote dated Furnish the following on terms specified herein.		REF:
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE
ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED. SUBJECT TO ALL OF THE TERMS
AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.
	ERAPSCO			S/S Mark E. Belyea			Mark Belyea-GENERAL MGR				7/17/2014
NAME OF CONTRACTOR			SIGNATURE			TYPED NAME AND TITLE				DATE SIGNED (YYYYMMMDD)
☐	If this box is marked, supplier must sign Acceptance and return the following number of copies:
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
See Schedule
18. ITEM NO.		19. SCHEDULE OF SUPPLIES/SERVICES				20. QUANTITY ORDERED/ ACCEPTED*		21. UNIT	22. UNIT PRICE			23. AMOUNT

SEE SCHEDULE
* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.				24. UNITED STATES OF AMERICA TEL: 301 757 7114 EMAIL: michael.coon@navy.mil BY:		/s/ Michael J. Coon CONTRACTING / ORDERING OFFICER				25. TOTAL		$165,997,791.65
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐	INSPECTED	☐	RECEIVED ☐	ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE						c. DATE (YYYYMMMDD)		d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE			28. SHIP NO.		29. DO VOUCHER NO.	30. INITIALS

					32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER	g. E-MAIL ADDRESS		☐	PARTIAL
			☐	FINAL
31. PAYMENT
36. I certify this account is correct and proper for payment.
a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER		☐	COMPLETE		34. CHECK NUMBER
			☐	PARTIAL
			☐	FINAL		35. BILL OF LADING NO.
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS		41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1		[_____]	[_____]	[_____]	[_____]
AN/SSQ-36B (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W78 NSN: 6655-01-607-7360 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
101			[_____]	[_____]	[_____]
AN/SSQ-36B (FY14) FFP Funding in support of CLIN 0001 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AA CIN: 130042343100001				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2		[___]	[___]	[_____]	[_____]
AN/SSQ-53F (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W88 NSN: 5845-01-475-9870 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
201			[_____]	[_____]	[_____]
AN/SSQ-53F (FY14) FFP Funding in support of CLIN 0002 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AB CIN: 130042343100002				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3		[_______]	[_____]	[______]	[_____]
AN/SSQ-62E (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W86 NSN: 5845-01-456-1317 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
301			[_____]	[_____]	[_____]
AN/SSQ-62E (FY14) FFP Funding in support of CLIN 0003 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AC CIN: 130042343100003				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4		[_______]	[____]	[_____]	[_____]
MK-84 SUS (FY14) FFP GFE containers. Includes Reliability Inspection Test Samples NALC:SW39 NSN: 1360-01-037-0588 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
401			[_____]	[_____]	[_____]
MK-84 SUS (FY14) FFP GFE containers. Includes Reliability Inspection Test Samples NALC:SW39 NSN: 1360-01-037-0588 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AE CIN: 130042343100006				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
5					NSP
Data (FY14) FFP CDRLs in support of CLINs 0001-0004 AND 0011 FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
6		[______]	[____]	[_______]	[_____]
AN/SSQ-101A (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W95 NSN: 5845-01-570-3346 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
601			[_____]	[_____]	[_____]
AN/SSQ-101A (FY14) FFP Funding in support of CLIN 0006 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AD CIN: 130042343100004				[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
7					NSP
Data (FY14) FFP CDRLs in support of CLIN 0006 FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
8		[______]	[____]	[_______]	[_____]
AN/SSQ-125 (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W96 NSN: 5845-01-590-4351 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
801			[_____]	[_____]	[_____]
AN/SSQ-125 (FY14) FFP Funding in support of CLIN 0008 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AF CIN: 130042343100005				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
9		[ ___]	[_____]	[__________]	[_____]
Q-125 Non-Recurring Engineering (FY14) FFP Non-Recurring Engineering: CLIN 0009 acceptance is based upon ECP approval from NAVAIR FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
901			[_____]	[_____]	[_____]
Q-125 Non-Recurring Engineering (FY14) FFP Funding in support of CLIN 0009 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AF CIN: 130042343100007				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
10					NSP
Data (FY14) FFP CDRLs in support of CLINs 0008-0009 FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
11		[____]	[____]	[______]	[_____]
AN/SSQ-36B (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W78 NSN:6655-01-475-9479 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1101			[_____]	[_____]	[_____]
AN/SSQ-36B (FY14) FFP Funding in support of CLIN 0011 FOB: Origin PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AA CIN: 130042343100008				[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1102			[_____]	[_____]	[_____]
AN/SSQ-36B (FY14) FFP Funding in support of CLIN 0011 FOB: Destination PURCHASE REQUEST NUMBER: 1300423431-0001

				NET AMT	[_____]

	ACRN AA CIN: 130042343100001				[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

Section C - Descriptions and Specifications

DESCRIPTIONS AND SPECIFICATION
DESCRIPTIONS AND SPECIFICATION
Items 0001, 0002, 0003, and 0006
The contractor shall provide AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, and AN/SSQ-101A Sonobuoys in accordance with the PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A, Attachment 1, including Appendices A through H (Attachments 4, 5, 6, 7, 8, 9, 10, and 11).

Items 0101, 0102, 0103, 0106, 0201, 0202, 0203, 0206, 0301, 0302, 0303, 0306, 0401, 0402, 0403, and 0406
The contractor shall provide AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, and AN/SSQ-101A Sonobuoys in accordance with the PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A, Attachment 1, including Appendices A through H (Attachments 4, 5, 6, 18, 8, 9, 10, and 11).

Items 0004, 0104, and 0404
The contractor shall provide MK-84 SUS Devices in accordance with the General Specification for Signal, Underwater Sound (SUS) Mark 84 Mod 1, Attachment 2.

Items 0008
The contractor shall provide AN/SSQ-125 Sonobuoys in accordance with the Production Sonobuoy Specification (PSS) for the AN/SSQ-125 MAC SOURCE SONOBUOY, Attachment 3, including Appendices A through H (Attachments 4, 5, 6, 7, 8, 9, 10, and 11).

For Lot 1through Lot 7 of Item 0008 only, the following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[__]

For Lot 8 and beyond of Item 0008 only, the following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[__]

Items 0108, 0208, 0308, and 0408
The contractor shall provide AN/SSQ-125 Sonobuoys in accordance with the Production Sonobuoy Specification (PSS) for the AN/SSQ-125 MAC SOURCE SONOBUOY, Attachment 3, including Appendices A through H (Attachments 4, 5, 6, 18, 8, 9, 10, and 11).

The following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[__]

Items 0005, 0007, 0010, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407, and 0409
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A001 Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84 MOD 1 SUS
A002 Test Plan AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A003 Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

A004 Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
MOD 1 SUS
A005 Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A006 Request for Deviation (RFD)AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A007 Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A008 Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A009 Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00A Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00B Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00C Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1
SUS
A00D Monthly Status Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A00E Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00J Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00K Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS

Items 0005, 0105, 0205, 0305, and 0405
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00F Test/Inspection Report AN/SSQ-53F

Items 0005, 0105, and 0405
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00G Operating Instructions MK-84 MOD 1 SUS

Items 0007, 0107, 0207, 0307, and 0407
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00H Computer Program End Item Documentation AN/SSQ-101A

Items 0001, 0002, 0003, 0004, 0006, 0008, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408
The contractor shall schedule and conduct a Production Readiness Review in accordance with Attachment 7, PSS Appendix D, paragraph 7.4. The PRR for Item 0008 will be associated with Lot 8.

Item 0010 - The contractor shall perform Performance Verification Tests IAW paragraphs C.1 through C.1.10

C.1 PERFORMANCE VERIFICATION TESTS
The contractor shall submit test units for the AN/SSQ-36B (CLIN 0001), AN/SSQ-125 (CLIN 0008), or MK-84 SUS (CLIN 0004) in order for the Government to evaluate the proposed design for conformance with the specification. The contractor shall be responsible for providing the test units, including resubmissions, if required, for satisfactory completion of Performance Verification Tests.

Note: Data submitted IAW CDRL A001 for the Performance Verification Tests portion only, shall be submitted using the Successful Completion Within Days After Date of Delivery Order Award IAW Section F, paragraph F.5.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

The contractor shall complete the Performance Verification Program in the following order:
1. Environmental/Laboratory Test
2. Ocean Air Drop Test

C.1.1 ENVIRONMENTAL/LABORATORY TESTS (Applicable to Q-36B and Q-125 only)
The contractor shall provide twenty (20) units of each sonobuoy/device of the proposed design configurations to NAWCAD Crane for environmental and laboratory testing in accordance with Attachment 13 (Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging). The shipping address is:

NAWCAD 4.5.14.3
ATTN: CHARLES KIMBLE
14051 SGM GENE SHAW TECHNOLOGY DRIVE
SUITE A
CRANE, IN 47522

C.1.1.1 TEST FIXTURES
The contractor shall supply to NAWCAD 4.5.14.3 any cabling, tools or special test fixtures necessary to perform any testing on the proposed design of the sonobuoy. The contractor shall update or replace this equipment, as needed, throughout the contract to replace worn cables or for electrical changes as a result of approved design modifications. Delivery of test fixtures shall be concurrent with and to the applicable NAWCAD address as test units.

C.1.2 OCEAN AIR DROP TEST (Applicable to Q-36B, Q-125, and MK-84)
After successful completion of the environmental/bench tests, the contractor shall provide thirty-two (32) fully operational units of the AN/SSQ-36B and MK-84 SUS and (20) fully operational units of the AN/SSQ-125 for the proposed design configuration, to the test facility designated by the procuring activity for Government performance verification air drop tests in accordance with Attachment 14 (Open Ocean Test Defect Criteria). The shipping address is:

SPAWAR SYSTEMS CENTER PACIFIC
ATTN: SCOTT GRANZOW CODE 56620
4297 PACIFIC HIGHWAY, BLDG 7
SAN DIEGO, CA 92110-5000

C.1.2.1 CONTRACTOR-INITIATED ENGINEERING TESTS REQUIRING OCEAN TESTING (Applicable to CLINS 0001, 0002, 0003, 0004, 0006, 0008, 0011, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408)
The Navy will provide engineering test support services to the contractor for tests requiring the use of specialized government test facilities to the contractor for conducting verification of corrective action for deficient sonobuoy reliability or performance or for verification of performance.  These services will be made available throughout the period of performance of this contract.  The contractor shall request such tests in writing via the contacting officer by submitting an engineering test plan IAW CDRL A002.  The government reserves the right to disapprove test plans considered by the government to be unnecessary or outside the scope of this contract.  All engineering test days requested are subject to test schedule/range availability and are at the TPOC’s discretion. Any site other than San Clemente Island (SCI) is at the TPOC’s discretion.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Section D - Packaging and Marking

D.1 Packaging
Items 0001, 0002, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402
D.1.1 Packaging for AN/SSQ-36B and AN/SSQ-53F Sonobuoys
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Pallets containing thirty-two (32) to forty-eight (48) sonobuoys in Sonobuoy Launcher Container (SLCs) (per Section D.1.7) shall be packaged in the 48 Unit Bayonet Base Pallet in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) For partial pallets of less than thirty-two (32) units on a forty-eight (48) unit pallet, the contractor may use CNU-239/E shipping containers, palletized in accordance with the PSS and Appendix G with the exception that all steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
D.1.2 Packaging For AN/SSQ-36B and AN/SSQ-53F Reliability Test Samples
The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:
(a) Thirty-six (36) or forty-eight (48) bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding. For AN/SSQ-53 test samples using the 36-unit pallet, the pallet deck may be 1/2 inch thick solid plywood (versus ¾ inch) and the pallet cap may be 3/8 inch thick plywood (versus 3/4 inch).
(b) CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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(c) Packaging as approved by the local Government QAR. Any non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with MIL-STD-1660A. The size of the strapping shall be .75 inch wide and 0.031 or 0.020 inch thick.
Items 0003, 0006, 0008, 0103, 0106, 0108, 0203, 0206, 0208, 0303, 0306, 0308, 0403, 0406, and 0408
D.1.3 Packaging for AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125 Sonobuoys
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Pallets containing twenty (20) to thirty-six (36) sonobuoys in the LAU-126/A SLCs (per D.1.3) shall be packaged in the 36 Unit Bayonet Base Pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) For partial pallets of less than twenty (20) units the contractor may use CNU-239/E shipping containers, palletized in accordance with the PSS and Appendix G (steel strapping shall be in accordance with MIL-STD-1660A and .75 inch in width).
(c) The contractor shall stack pallets no higher than three. The sonobuoy manufacturer may procure the bayonet base part (NAVSEA 7375874) from Tri-City Plastics, Midland, MI, Precision Plastics, Columbia City, IN, or another manufacturer with access to the necessary Government owned tooling.

D.1.4 Packaging For AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125 Test Samples
The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:
(a) Thirty-six (36) unit bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(c) Packaging as approved by the local Government QAR. Any non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with MIL-STD-1660A. The size of the strapping shall be .75 inch wide and 0.031 or 0.020 inch thick.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Items 0004, 0104, and 0404
D.1.5 Packaging For MK-84 SUS Devices
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Packaging and palletization shall be in accordance with the signal specification. The contractor shall supply all items except the GFE Shipping Container (identified as LD 165132 on NAVAIR Drawing 2127756) and the GFE pallet (identified as Item 1 on Naval Weapons Handling Center Drawing WR-54/131B).
(b) The GFE shipping container (small Arms Ammunition box MK 1 Mod 0) shall be inspected prior to acceptance into the contractor’s store. The inspections shall be in accordance with the signal specification. Rejected containers or pallets shall be accumulated for return as directed by the contracting officer.

D.1.6 Packaging For MK-84 SUS Test Samples
The contractor shall package the MK-84 SUS test samples in one of the following:
(a) Packaging and palletization shall be in accordance with the following:
MK-84 SUS units shall be placed in Tray Assemblies in accordance with NAVAIR Drawings 2127753, 2127754, and 2127755. Tray assemblies will be enclosed with a vapor barrier bag meeting the requirements of 49 CFR Part 178.519. The vapor barrier bags shall also be heat sealable, flexible and have a low water vapor transmission rate. The water vapor transmission rate shall be no greater than 0.02 gms/100 sq. in./24 hours. Corrugated boxes meeting requirements of 49 CFR, Part 178.516. The box inside dimensions shall be: Length - 17.45 in., width - 8.75, depth - 14.25.
(b) Packaging as approved by the local Government QAR.

D.1.7 Sonobuoy Launcher Container Requirements
The SLC shall be manufactured in accordance with the following:
a. The PSS and Appendix A replaces MIL-L-81745B.
b. NAVAIR Drawing 3065AS100 with the following changes:
(1) Change MIL-L-81745B to the PSS and Appendix A.
(2) Delete reference to DOD STD 100
(3) Delete reference to MIL-STD 210. Actual temperature requirements are             provided in the PSS and Appendix A.

D.1.8 Gray Overpack (if required)
The gray overpack (CNU-239/E) where specified shall be in accordance with NAVAIR DL 1458AS202 and DRAWING 1458AS202 and associated drawings, with the following changes:

(a) Delete all references to MIL-D-3464; replace with; “that meet the physical inspection and environmental test requirements of NAWCAD, Crane ETP 4.5.14-SOP-004.”
(b) Delete all references to MIL-T-43036; replace with ASTM D5330 Type 4
(c) Delete all references to MIL-STD-105; replace with; “The sample shall be inspected for piece part construction, assembly and marking. The following table defines the sample size and acceptance criteria for various lot or batch sizes.”

Lot or Batch Size	Sample Size	Allowable Defects
2 to 50	2	0
51 to 500	3	0
501 and over	5	1

(d) Delete all references to MIL-STD-480; replace with the PSS and Appendix D.
(e) Delete all references to SPD-15 and replace with PSS Appendix C.

Items 0005, 0007, 0009, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407, and 0409
Packaging and marking of the technical, financial, and administrative data shall be in accordance with Exhibit A – CDRLs, DD Form 1423.

Item 0010
Packaging and marking of the Performance Verification Tests items shall be in accordance with best commercial practices to ensure safe delivery at destination, as applicable.

D.2 MARKING

Items 0002, 0102, 0202, 0302, and 0402
D.2.1 Marking for AN/SSQ-53F

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Each AN/SSQ-53F sonobuoy shall be serialized by contract year, manufacturer, lot number, and unit. The serial number shall be unique for each sonobuoy delivered under the contract.

Items 0001, 0002, 0003, 0006, 0008, 0101, 0102, 0103, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0406, and 0408
D.2.1.1 Marking For Fleet Unit Sonobuoys And Reliability Test Samples
The nomenclature for these sonobuoys shall be AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125, as applicable. The abbreviated nomenclature shall be Q-36B, Q-53F, Q-62E, Q-101A, and Q-125, as applicable. The contractor shall use this nomenclature as required below.

D.2.1.2 Sonobuoy, Sonobuoy Launcher Container, and CNU-239 (Gray Overpack)
The contractor shall mark the sonobuoy, Sonobuoy Launcher Container (SLC), and CNU-239 shipping container in accordance with the PSS and Appendix C.

D.2.1.3 Pallet Marking Instructions
The contractor shall mark the pallet in accordance with the PSS and Appendix C and NAVAIR 5252.247-9517

Items 0004, 0104, and 0404
D.2.1.4 Marking For MK 84 SUS
The nomenclature for this item shall be Signal, Underwater Sound (SUS) MK 84 Mod 1. The abbreviated nomenclature shall be SUS MK 84 Mod 1. The contractor shall use this nomenclature as required in Appendix C of the PSS. Marking of the SUS, pallets, and ammunition box shall also be in accordance with Appendix C of the PSS. The contractor shall mark the MK 84 MOD 1 SUS in accordance with Appendix C of the PSS.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
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Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
1	Destination	Government	Destination	Government
101	Origin	Government	Origin	Government
2	Origin	Government	Origin	Government
201	Origin	Government	Origin	Government
3	Origin	Government	Origin	Government
301	Origin	Government	Origin	Government
4	Origin	Government	Origin	Government
401	Origin	Government	Origin	Government
5	Destination	Government	Destination	Government
6	Origin	Government	Origin	Government
601	Origin	Government	Origin	Government
7	Destination	Government	Destination	Government
8	Origin	Government	Origin	Government
801	Origin	Government	Origin	Government
9	Origin	Government	Origin	Government
901	Origin	Government	Origin	Government
10	Destination	Government	Destination	Government
11	Origin	Government	Origin	Government
1101	Origin	Government	Origin	Government
1102	Origin	Government	Origin	Government

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
0001

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
1	Destination	Government	Destination	Government
101	Origin	Government	Origin	Government
2	Origin	Government	Origin	Government
201	Origin	Government	Origin	Government
3	Origin	Government	Origin	Government
301	Origin	Government	Origin	Government
4	Origin	Government	Origin	Government
401	Origin	Government	Origin	Government
5	Destination	Government	Destination	Government
6	Origin	Government	Origin	Government
601	Origin	Government	Origin	Government
7	Destination	Government	Destination	Government
8	Origin	Government	Origin	Government
801	Origin	Government	Origin	Government
9	Origin	Government	Origin	Government
901	Origin	Government	Origin	Government
10	Destination	Government	Destination	Government
11	Origin	Government	Origin	Government
1101	Origin	Government	Origin	Government
1102	Origin	Government	Origin	Government

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
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Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

1	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

1	17-JAN-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

1	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

101	N/A	[____]	N/A	N/A

2	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

2	17-JAN-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

2	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

201	N/A	[____]	N/A	N/A

3	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

3	17-JAN-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
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3	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

301	N/A	[____]	N/A	N/A

4	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

4	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

401	N/A	[____]	N/A	N/A

5	N/A	[____]	N/A	N/A

6	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

6	17-JAN-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

6	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

601	N/A	[____]	N/A	N/A

7	N/A	[____]	N/A	N/A

8	18-JUL-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

8	17-JAN-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

8	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
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801	N/A	[____]	N/A	N/A

9	17-JAN-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

901	N/A	[____]	N/A	N/A

10	N/A	[____]	N/A	N/A

11	17-JAN-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

1101	N/A	[____]	N/A	N/A

1102	N/A	[____]	N/A	N/A

DELIVERIES OR PERFORMANCE
Items 0001, 0002, 0003, 0004, 0006, 0008, 0011, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408
F.1 PLACE OF DELIVERY
The contractor shall deliver the production units from each accepted lot to the location(s) listed below, or any other location(s) as may be required by the contracting office. The Technical Point of Contact (TPOC) will provide instructions as to the location the contractor is to ship an accepted lot (the remaining units after test), in the email containing the Final Acceptance Test Report (FATR) issued by NAWCAD Crane. The shipping documents shall indicate a Required Delivery Date (RDD) no later than 14 days after shipment is picked up by the carrier for locations within continental United States (CONUS). For shipments to locations outside continental United States (OCONUS), the shipping documents shall indicate an RDD to the point of embarkation no later than 14 days after shipment is picked up by the carrier. The contractor shall pack and submit for final inspection and acceptance sonobuoys from a passed lot within fifteen (15) working days of receipt of the final acceptance test report from NAWCAD Crane. The procedure for an accepted lot should be as follows:

1. The Government will send the FATR with shipping instructions to the contractor. (Note: The FATR is the normal method of notification for lot acceptance; however, the procedure outlined below (2 and 3) shall also be followed if the Government uses an alternate method of notification to signify lot acceptance (i.e., notification letter, e-mail, or an approved Waiver request).

2. The contractor shall submit a WAWF form referenced in DFARS Clause 252.232-7006 to DCMA (or authorized Government representative) for signature thus starting the process to ship the lot via Government Bill of Lading (GBL).

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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3. NAWCAD, Crane will provide DD Form 1348-1A (Issue Release / Receipt Document) and the Navy Ammunition Transaction Report to the contractor. These two items shall be attached to the signed DD Form 250 and shall accompany the lot being shipped.

Production CLIN Material Mailing Address
UIC:  N00421
NAWCAD Crane
14051 SGM Gene Shaw Technology Drive, Suite A
Crane, IN 47522

ATTN: Charles Kimble

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UIC:  W62G2T

Commanding Officer
Distribution Depot San Joaquin
25600 South Chrisman Road
Warehouse #28
Tracy, CA 95376-5000

ATTN:  James Luke (209) 839-5134

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UIC:  N00189

Commanding Officer
Transportation Office
Defense Distribution Depot Norfolk
1968 Gilbert Street Building X136
Norfolk, VA 23512-0001

ATTN:  Leland White (757) 444-7799

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UIC: N68836

Commanding Officer
Naval Air Station Jacksonville
Yorktown Avenue, BLDG 111, Door 24
Jacksonville, FL 32212-5000

ATTN: Christopher Scott (904) 542-5261

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UIC:  N61168

Commander
NAVAIR Warfare Center Aircraft Division
22347 Cedar Pt. Rd., BLDG 2185, Unit 6
Patuxent River, MD 20670-1161
ATTN: Dave Seevers/Tommy Farr (301) 342-2079/5737

************** **********************************

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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UIC: R35705

Tactical Support Center North Island
Patrol Reconnaissance Force PAC DET
BLDG 797 2nd Deck
San Diego, CA 92135-7136

ATTN: AO1 Puryear (619) 767-7218

**********************************
UIC: N61048

Commanding Officer
NMC DET Whidbey Island
Bldg 423
3625 North Intrepid Rd
Oak Harbor, WA 98278-5000

ATTN: Bill Carpenter (360) 257-3941

***************************************************
UIC: N66001

SPAWAR Systems Center Pacific
4297 Pacific Highway, Bldg 7
San Diego, CA 92110-5000

ATTN: Scott Granzow, Code 56420 (619) 553-3443

For the MK 84 SUS
UIC: W53XMD

W39Z Crane Army Ammo Activity
Receiving
Bldg 2074 300 Hwy 361
Crane, IN 47522-5099

ATTN: Bob Mermoud (812) 854-4395

F.2 RELIABILITY/INSPECTION TEST SAMPLES
The contractor shall submit production lots for selection of a test sample to the cognizant Government inspector at the site of complete assembly.

F.2.1 Place of Delivery for Reliability Inspection Samples
The contractor shall ship the Reliability Inspection Samples to the following address:

SPAWAR Systems Center Pacific
Attn: Scott Granzow, Code 56420
4297 Pacific Highway, Bldg 7
San Diego, CA 92110-5000

NOTE: If the Government chooses an alternate test site, the above shipping address may not apply. In such cases, the Government will provide an alternate shipping address to the contractor.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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F.2.2 Notice of Shipment to Cognizant Contract Administration Office
Whenever a shipment is made under this contract (regardless of whether the shipment is transported under a commercial or Government bill of lading (GBL)), the contractor shall notify the cognizant field contract administration office by the most expedient means. The notification shall include the following information: date of shipment; contract number; item number and quantity shipped; and name of carrier accepting shipment from the contractor. The contractor shall confirm all notifications made by telephone, in writing.

F.3 MATERIAL SAFETY DATA SHEETS
The contractor shall provide Material Safety Data Sheets, OSHA form 174 or equivalent form containing identical data items communicating to users the chemical, physical, and hazardous properties of their product. Material Safety Data Sheets are not required for all products used in the manufacture of the final product. Material Safety Data Sheets are required for any item contained in the final product which require special disposal or handling during operational use or de-mil operations. This form shall comply with the OSHA Hazard Communication Standard, Title 29 CFR 1910.1200. In addition to the instructions IAW NAVAIR Clause 5252.223-9501, the contractor shall deliver the MSDS concurrent with CDRL A001 deliverable to the following addresses: Tim.Perry@navy.mil/Charles.kimble@navy.mil. An alternate method is to mail one (1) copy of the MSDS to the following address:

If via US Postal Service:
NAWCAD 4.5.14.3
PO BOX 68
Crane, IN 47522-0068

If other than US Postal Service:
NAWCAD 4.5.14
14051 SGM Gene Shaw Technology Drive, Suite A
Crane, IN 47522

F.4 REQUIRED DELIVERY INFORMATION
The Government will establish a delivery schedule in the delivery order based on the following:

- The first production lot shall be delivered no later than 365 days after award.
- The last production lot shall be delivered no later than 730 days after award.

Items 0005, 0007, 0010, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407 and 0409
The technical, financial, and administrative data shall be delivered in accordance with Exhibit A – CDRLs, DD Form 1423.

Item 0010
F.5 TIME OF DELIVERY FOR PERFORMANCE VERIFICATION PROGRAM

Required Delivery Guidelines

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Buoy/Device	TEST DESCRIPTION	SUCCESSFUL COMPLETION WITHIN DAYS AFTER DATE OF DELIVERY ORDER AWARD
Q-36B, 125
	Environ/Lab	150
	Ocean Air Drop	180

MK 84 SUS
	Ocean Air Drop	180

Note 1: 730 days ADC means After Date of Delivery Order.

Note 2: Ship to address and UIC are addressed in Section F, paragraph F.1

*Notes 1 and 2 above pertain to Attachment 19 Delivery Order Schedule

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A00002279090
AMOUNT: $2,973,732.24
CIN 130042343100001: $2,973,642.64
CIN 130042343100008: $89.60

AB: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A10002279090
AMOUNT: $79,390,300.00
CIN 130042343100002: $79,390,300.00

AC: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A20002279090
AMOUNT: $16,107,900.00
CIN 130042343100003: $16,107,900.00

AD: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A30002279090
AMOUNT: $23,931,250.00
CIN 130042343100004: $23,931,250.00

AE: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A50002279090
AMOUNT: $1,960,550.00
CIN 130042343100006: $1,960,550.00

AF: 1741810 U3QZ 310 00019 0 050120 2D 000000
COST CODE: A40002279090
AMOUNT: $41,634,059.41
CIN 130042343100005: $41,100,179.77
CIN 130042343100007: $533,879.64

CLAUSES INCORPORATED BY REFERENCE

252.204-0002	Line Item Specific: Sequential ACRN Order	SEP 2009

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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(a) Definitions. as used in this clause--
"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.
"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.
(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(c) WAWF access. To access WAWF, the Contractor shall--
(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and
(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.
(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.
(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.
(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:
(1) Document type. The Contractor shall use the following document type(s).
___________________________________________________________________________
(Contracting Officer: Insert applicable document type(s). Note: If a "Combo" document type is identified but not supportable by the Contractor's business systems, an "Invoice" (stand-alone) and "Receiving Report" (stand-alone) document type may be used instead.)
(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.
___________________________________________________________________________
(Contracting Officer: Insert inspection and acceptance locations or "Not applicable.")
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF             Data to be entered in WAWF
Pay Official DoDAAC:             See Schedule
Issue By DoDAAC:            See Schedule
Admin DoDAAC:             See Schedule
Inspect By DoDAAC:             See Schedule
Ship To Code:                 See Schedule
Ship From Code:             See Schedule
Mark For Code:             See Schedule
Service Approver (DoDAAC):         Not Applicable
Service Acceptor (DoDAAC):         Not Applicable
Accept at Other DoDAAC:         Not Applicable
LPO DoDAAC:             Not Applicable
DCAA Auditor DoDAAC:          S3605A
Other DoDAAC(s):             _________________________
(*Contracting Officer: Insert applicable DoDAAC information or "See schedule" if multiple ship to/acceptance locations apply, or "Not applicable.")
(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.
(5) WAWF email notifications. The Contractor shall enter the email address identified below in the "Send Additional Email Notifications" field of WAWF once a document is submitted in the system.
____________________________________________________________________________
(Contracting Officer: Insert applicable email addresses or "Not applicable.")
(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact. For Navy WAWF questions call DFAS Customer Care 1-800-756-4571 option 6
(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Section J - List of Documents, Exhibits and Other Attachments

LIST OF DOCUMENTS, EXHIBITS AN
Exhibit A - CDRLs A001-A00K(DD Form 1423)

CDRL # DESCRIPTION
A001 Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84
A002 Test Plan AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A003 Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A004 Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
A005 Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A006 Request for Deviation (RFD)AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A007 Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A008 Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A009 Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00A Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00B Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00C Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00D Monthly Status Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
A00E Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00F Test/Inspection Report AN/SSQ-53F
A00G Operating Instructions MK-84 MOD 1 SUS
A00H Computer Program End Item Documentation AN/SSQ-101A
A00J Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00K Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84

Exhibit B - Drawings

Drawing	Description
NAVAIR DL & Drawing 1458AS202	Container assembly, sonobuoy, unsealed, CNU/239E
NAVSEA DL & Drawings 7375860 – 7375876	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
WR-54/131B
Weapons Requirement, Palletizing Fleet Issue Unit Load, Signal, Underwater Sound MK 59 MOD 0A, MK 61, MK64 MOD 0, MK 82 MODS 0 and 1, MK 83, MK 84, MK 123, MK 128 MOD 0, In Small Arms Ammunition Box MK 1 Mod 0.

NAVAIR 2127753	(MK-84 MOD 1 SUS) Tray, Bottom
NAVAIR 2127754	(MK-84 MOD 1 SUS) Tray, Intermediate
NAVAIR 2127755	(MK-84 MOD 1 SUS) Tray, Top
NAVAIR 2127756	(MK-84 MOD 1 SUS) Pack, Shipping and Storage (for Signals, Underwater Sound)
NAVAIR 2302052	(MK-84 MOD 1 SUS) Tail Fin
BUORD 1124247	(MK-84 MOD 1 SUS) Pin, Retaining, Safety

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Attachments:

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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DOCUMENT TYPE	DESCRIPTION	DATE
Attachment 1	PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A REVB CHG2	01/29/13
Attachment 2	GENERAL SPECIFICATION FOR SIGNAL, UNDERWATER SOUND (SUS) MARK 84 MOD1 REV- CHG0	01/29/13
Attachment 3	PRODUCTION SONOBUOY SPECIFICATION for AN/SSQ-125 MAC SOURCE SONOBUOY REVC CHG2	01/29/13
Attachment 4	PSS Appendix A LAUNCHER CONTAINER, “A” SIZE SONOBUOY LAU-126/A "A" SIZE SONOBUOY LAUNCHER CONTAINER (SLC) REVA CHG3	01/29/13
Attachment 5	PSS Appendix B SONOBUOY DECELERATOR EFFECTIVE DRAG AREA, BALLISTIC COEFFICIENT AND PARACHUTE CONSTRUCTION REQUIREMENTS REV- CHG3	01/29/13
Attachment 6	PSS Appendix C PRODUCTION SONOBUOY PROGRAM MARKING REQUIREMENTS REVB CHG3	01/29/13
Attachment 7	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG4	01/29/13
Attachment 8	PSS Appendix E REQUIREMENTS FOR THE SONOBUOY COMMAND FUNCTION SELECTION SYSTEM REVA CHG3	01/29/13
Attachment 9	PSS Appendix F HAZARDS OF ELECTROMAGNETIC RADIATION TO ORDNANCE (HERO) CERTIFICATION REQUIREMENTS FOR PRODUCTION AND DEVELOPMENT SONOBUOYS REV- CHG3	01/29/13
Attachment 10	PSS Appendix G PALLET LOADING REQUIREMENTS REV- CHG3	01/29/13
Attachment 11	PSS Appendix H SONOBUOY REQUIREMENTS FOR THE CONTROL OF RADIATED ELECTROMAGNETIC INTERFERENCE (EMI) REVA CHG3	01/29/13
Attachment 12	Contract Security Classification Specification (DD Form 254)	11/19/12
Attachment 13	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REVF CHG0)	01/29/13
Attachment 14	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REVC CHG1)	01/29/13
Attachment 15	Subcontracting Plan	TBD
Attachment 16	Contract Data Requirements Distribution List
Attachment 17	DPAP Reporting Form-Scheduled Government Furnished Property
Attachment 18	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG5	04/15/13
Attachment 19	Delivery Order Schedule	07/17/14
Attachment 20	Performance Based Payment (PBP) Milestone Schedule N00421-14-D-0025-0001	07/17/14